                                                                   Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 2000 included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-42891).


/s/ Arthur Andersen, LLP


Arthur Andersen, LLP
Fort Lauderdale, Florida,
  June 26, 2000.